UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 23, 2012
(Date of earliest event reported)	April 18, 2012

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On April 18, 2012, we announced that our board of directors approved a cash dividend for the quarter ended March 31, 2012.  A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

On April 18, 2012, ONEOK, Inc. and ONEOK Partners, L.P. announced they will release their first-quarter 2012 earnings after the market closes on Tuesday, May 1, 2012, and will hold a joint conference call and live webcast at 11 a.m. Eastern Daylight Time (10 a.m. Central Daylight Time) Wednesday, May 2, 2012.  The call will also be carried live on the ONEOK and ONEOK Partners websites.  A copy of the news release is attached as Exhibit 99.2 and is incorporated herein by reference.

On April 19, 2012, ONEOK Partners, L.P. announced that the board of directors of its general partner, ONEOK Partners GP, L.L.C., a wholly owned subsidiary of ONEOK, Inc., approved a cash distribution for the quarter ended March 31, 2012.  A copy of the news release is attached as Exhibit 99.3 and is incorporated herein by reference.

On April 19, 2012, ONEOK Partners, L.P. announced plans to invest $340 million to $360 million to construct a new natural gas processing plant and related infrastructure in Canadian County, Oklahoma.  A copy of the news release is attached as Exhibit 99.4 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibits 99.1, 99.2, 99.3 and 99.4 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On April 18, 2012, we announced that our board of directors approved a first-quarter 2012 dividend of 61 cents per share of common stock, payable May 15, 2012, to shareholders of record at the close of business April 30, 2012.

On April 19, 2012, the board of directors of ONEOK Partners’ general partner, ONEOK Partners GP, L.L.C., approved a cash distribution of 63.5 cents per unit effective for the first quarter 2012.  The first-quarter distribution is payable on May 15, 2012, to unitholders of record as of April 30, 2012.

Item 8.01 continued
We own approximately 92.8 million common and Class B limited partner units and the entire 2-percent general partner interest, including incentive distribution rights, which together represent a 43.4-percent ownership interest in ONEOK Partners, L.P.  We receive our portion of the referenced first-quarter distribution in accordance with our ownership interests as provided under the terms of the ONEOK Partners, L.P. partnership agreement.

Item 9.01	Financial Statements and Exhibits
Exhibits
99.1 News release issued by ONEOK, Inc. dated April 18, 2012 - Quarterly Dividend
99.2 News release issued by ONEOK, Inc. and ONEOK Partners, L.P. dated April 18, 2012 - Earnings Call
99.3 News release issued by ONEOK Partners, L.P. dated April 19, 2012 - Quarterly Distribution
99.4 News release issued by ONEOK Partners, L.P. dated April 19, 2012 - Canadian Valley Plant

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.
Date:	April 23, 2012	By:	/s/ Robert F. Martinovich
Robert F. Martinovich Executive Vice President, Chief Financial Officer and Treasurer

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